UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 1, 2011
Chrysler Financial Auto Securitization Trust 2010-A
(Exact name of Issuing Entity as specified in its charter)
TD Auto Finance LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-163025-01	68-0651984

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o U.S. Bank Trust National Association as owner trustee, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 622-8163

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     Effective June 1, 2011, the reports to security holders for Chrysler Financial Auto Securitization Trust 2010-A can be found at the new website address “www.cfastinvestor.com”. They will no longer be available at “investor.chryslerfinancial.com”, which was the website address included in the prospectus dated September 20, 2010 and in the prospectus supplement dated September 24, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chrysler Financial Auto Securitization Trust 2010-A (Issuing Entity)
By:	TD AUTO FINANCE LLC (Servicer)
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: June 2, 2011

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